EXHIBIT 10.13

SECOND AMENDMENT TO THE STOCKHOLDERS’ AGREEMENT
This Second Amendment (this “Amendment”) to the Stockholders’ Agreement is entered into as of December 16, 2016, by and among TransUnion (successor to TransUnion Holding Company, Inc.), a Delaware corporation (“Parent”), the Advent Investor and the GS Investors (collectively, the “Sponsor Investors”), and constitutes an amendment to the Stockholders’ Agreement (as amended, the “Agreement”), dated as of April 30, 2012, among (i) Parent, (ii) the Stockholders and (iii) the Sponsor Investors. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, Section 7.6(a) of the Agreement permits Parent and the Sponsor Investors to amend the Agreement without Stockholder approval if the amendment does not adversely affect the rights and obligations of the Stockholders; and
WHEREAS, Parent and the Sponsor Investors desire to amend the Agreement as set forth in this Amendment to enable Stockholders to contribute Share Equivalent to qualified organizations.
NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree and hereby amend the Agreement as follows:
1.Section 3.1(d). Section 3.1(d) of the Agreement is hereby amended and restated to read in its entirety as follows:
“(d) Any Transferee of Share Equivalents (including Affiliates of any Stockholder) shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering such documents as may be necessary, in the reasonable opinion of the Board, to make such Person a party hereto, including the joinder set forth on Exhibit A hereto, whereupon such Transferee will be treated as a Stockholder for all purposes of this Agreement; provided, that, following a Public Offering, no Transferee of Share Equivalents shall be required to become a party to this Agreement if such Transferee (i) acquired such Share Equivalents in a sale to the public (A) in a registered public offering or (B) pursuant to Rule 144 under the Securities Act, or (ii) is an organization that is qualified to receive tax deductible contributions pursuant to the Code and received such Share Equivalents as a bona fide gift or contribution.”
2.No Further Effect. Except as expressly set forth in this Amendment, this Amendment does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement.

3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and performed entirely within such State.

4.Miscellaneous. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other parties hereto, this Amendment shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

TRANSUNION
By:	/s/ MICHAEL J. FORDE
Name:Michael J. Forde
Title:Senior Vice President - Legal & Regulatory and Corporate Secretary

[Signature Page to Second Amendment to Stockholders' Agreement]

ADVENT-TRANSUNION ACQUISITION LIMITED PARTNERSHIP
By:	Advent-TransUnion GP LLC, its general partner

By:	/s/ MICHAEL J. RISTAINO
Name: Michael J. Ristaino
Title: President

GS CAPITAL PARTNERS VI FUND, L.P.
By:	GSCP VI Advisors, L.L.C. its General Partner

By:	/s/ GIL KLEMANN
Name:	Gil Klemann
Title:	Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By:	GS Advisors VI, L.L.C. its General Partner

By:	/s/ GIL KLEMANN
	Name:	Gil Klemann
	Title:	Vice President

SPARTANSHIELD HOLDINGS
By:	GS Capital Partners VI Offshore Fund, L.P., its General Partner
By: GSCP VI Offshore Advisors, L.L.C., its General Partner

By:	/s/ GIL KLEMANN
	Name:	Gil Klemann
	Title:	Vice President

[Signature Page to Second Amendment to Stockholders' Agreement]